UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  April 24, 2009

Angiotech Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation or organization)	000-30334 (Commission File Number)	98-0226269 (IRS Employer Identification No.)

1618 Station Street

Vancouver, BC, Canada V6A 1B6

(Address of principal executive offices)

(604) 221-7676

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN EXECUTIVE OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 24, 2009, Hartley T. Richardson informed Angiotech Pharmaceuticals, Inc. (the “Company”) that he does not intend to stand for re-election to the Board of Directors at the Company’s 2009 annual general meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angiotech Pharmaceuticals, Inc. (Registrant)

Date: April 27, 2009	By:	/s/ K. Thomas Bailey
K. Thomas Bailey Chief Financial Officer